SUPPLEMENT DATED NOVEMBER 15, 2003

TO

PROSPECTUS DATED MAY 1, 2003

FOR

FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

The Funds section, beginning on page 9, is revised by the addition of the following mutual fund options available under the MFS/Sun Life Series Trust.

Bond Series will mainly seek as high a level of current income as is believed to be consistent with prudent investment risk.

Capital Opportunities Series will seek capital appreciation.

International Growth Series will seek capital appreciation.

Mid Cap Growth Series will seek long-term growth of capital.

Research Series will seek to provide long-term growth of capital and future income.

Strategic Growth Series will seek capital appreciation.

Strategic Income Series will seek to provide high current income by investing in fixed income securities and will seek to take advantage of opportunities to realize significant capital appreciation while maintaining a high level of current income.

Strategic Value Series will seek capital appreciation.

Value Series will seek capital appreciation and reasonable income.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.